UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 23, 2003

OUTBACK STEAKHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, 5th Floor, Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(813) 282-1225

Not applicable.

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure.

On July 23, 2003, Outback Steakhouse, Inc. issued a press release reporting declaration of a quarterly dividend and authorization of additional shares under the Company’s share repurchase program. A copy of the press release is attached to this 8-K as Exhibit 99.1.

The following information is being furnished pursuant to Item 9 – Regulation FD Disclosure and Item 12 – Results of Operations, pursuant to SEC Release No. 33-8216.

On July 23, 2003, Outback Steakhouse, Inc. issued a press release reporting its financial results for its second quarter of fiscal year 2003, which ended June 30, 2003. A copy of the release is attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: July 24, 2003	By:	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and
Chief Financial Officer

OUTBACK STEAKHOUSE, INC.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 23, 2003.

99.2	Press Release dated July 23, 2003.